                                   Exhibit A
                                   ---------

     Each of the undersigned hereby agrees that the Schedule 13G filed on the date hereof with respect to the shares of Common Stock of Aavid Thermal Technologies, Inc. has been filed on behalf of the undersigned.

Signature:
----------


     Dated February 13, 1997


                              Oak Investment Partners V,
                              Limited Partnership

                              By:   Oak Associates V,
                                    Limited Partnership,
                                    As General Partner


                              By:   /s/ Edward F. Glassmeyer
                                    -----------------------------
                                    General Partner

                              Oak Associates V, Limited Partnership


                              By:   /s/ Edward F. Glassmeyer
                                    ------------------------------
                                    General Partner


                              Oak V Affiliates Fund, Limited
                              Partnership

                              By:   Oak V Affiliates, As General
                                    Partner


                              By:   /s/ Edward F. Glassmeyer
                                    -------------------------------
                                    General Partner


                              Oak V Affiliates


                              By:   /s/ Edward F. Glassmeyer
                                    -------------------------------
                                    General Partner

                              OAK MANAGEMENT CORPORATION


                         By:  /s/ Edward F. Glassmeyer
                              ------------------------------------
                              Name:      Edward F. Glassmeyer
                              Title:     President



                              /s/ Bandel L. Carano
                              ------------------------------------
                              Bandel L. Carano



                              /s/ Fredric W. Harman
                              ------------------------------------
                              Fredric W. Harman



                              /s/ Gerald R. Gallagher
                              ------------------------------------
                              Gerald R. Gallagher



                              /s/ Edward F. Glassmeyer
                              ------------------------------------
                              Edward F. Glassmeyer



                              /s/ Ann H. Lamont
                              ------------------------------------
                              Ann H. Lamont



                              /s/ Eileen M. More
                              ------------------------------------
                              Eileen M. More